UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report: March 15, 2016

(Date of earliest event reported)

SUN COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12616	38-2730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27777 Franklin Rd. Suite 200 Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

(248) 208-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Material U.S. Federal Income Tax Considerations

(a)	The information included in this paragraph (a) of this Current Report on Form 8-K under this heading “Material U.S. Federal Income Tax Considerations” and in Exhibit 99.1 hereto supersedes and replaces, in its entirety, the disclosure under the heading “Material U.S. Federal Income Tax Considerations” in the prospectus dated April 17, 2015, which is part of the Registration Statement on Form S-3 (File No. 333-203498) of Sun Communities, Inc. (the “Company”).

(b)	The information included in this paragraph (b) of this Current Report on Form 8-K under this heading “Material U.S. Federal Income Tax Considerations” and in Exhibit 99.2 hereto supersedes and replaces, in its entirety, the disclosure under the heading “Material U.S. Federal Income Tax Considerations” in the prospectus dated April 17, 2015, which is part of the Registration Statement on Form S-3 (File No. 333-203502) of the Company.

(c)	The information included in this paragraph (c) of this Current Report on Form 8-K under this heading “Material U.S. Federal Income Tax Considerations” and in Exhibit 99.3 hereto supersedes and replaces, in its entirety, the disclosure under the heading “Material U.S. Federal Income Tax Considerations” in the prospectus dated June 12, 2015, which is part of the Registration Statement on Form S-3 (File No. 333-204911) of the Company.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Material U.S. Federal Income Tax Considerations (Prospectus dated April 17, 2015; Registration Statement on Form S-3 (File No. 333-203498))

99.2	Material U.S. Federal Income Tax Considerations (Prospectus dated April 17, 2015; Registration Statement on Form S-3 (File No. 333-203502))

99.3	Material U.S. Federal Income Tax Considerations (Prospectus dated June 12, 2015; Registration Statement on Form S-3 (File No. 333-204911))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.

Dated: March 15, 2016	By:	/s/ Karen J. Dearing
Karen J. Dearing, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Material U.S. Federal Income Tax Considerations (Prospectus dated April 17, 2015; Registration Statement on Form S-3 (File No. 333-203498))

99.2	Material U.S. Federal Income Tax Considerations (Prospectus dated April 17, 2015; Registration Statement on Form S-3 (File No. 333-203502))

99.3	Material U.S. Federal Income Tax Considerations (Prospectus dated June 12, 2015; Registration Statement on Form S-3 (File No. 333-204911))